Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Tvia, Inc.	Case No. 08-55860

CHAPTER 11
MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Dec-08	PETITION DATE: 10/15/08

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in $1
		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing

	a. Current Assets	$5,367,431	$5,141,696

	b. Total Assets	$5,387,969	$5,169,722	$5,324,767

	c. Current Liabilities	$607,220	$80,487

	d. Total Liabilities	$649,681	$122,948	$984,831

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)

	a. Total Receipts	$209,508	$265,769	$497,807

	b. Total Disbursements	$414,650	$94,729	$532,657

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($205,142)	$171,040	($34,850)

	d. Cash Balance Beginning of Month	$3,317,826	$3,146,786	$3,147,533

	e. Cash Balance End of Month (c + d)	$3,112,684	$3,317,826	$3,112,683

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	($208,282)	($196,907)	($494,328)

5.	Account Receivables (Pre and Post Petition)	$209,738	$223,489

6.	Post-Petition Liabilities	$607,220	$80,487

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		NA
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?		X
13.	Are a plan and disclosure statement on file?			X
14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes ☑:	U.S. Trustee Quarterly Fees ☐:	Check if filing is current for: Post-petition
	tax reporting and tax returns: ☐
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 1/20/2009	/s/ Eli Porat
Responsible Individual

Revised 1/1/98

Tvia, Inc.
Payment to officer
12/01 to 12/31/08
Item 11 of Summary of Financial Status

Name	Pay amount	Pay date	Pay for
Eli Porat	10,000	12/15/2008	Salary for 12/1 to 12/15/08
Eli Porat	10,000	12/29/2008	Salary for 12/16 to 12/31/08
Eli Porat	2555.32	12/18/2008	Expense reimbursement for China trip, cell phone and internet for Sept. Oct.

2008 12_MOR	1/20/2009 10:27 AM	List of payment to officer

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 12/31/08

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$193,684	$78,244	$115,440	1	Gross Sales	$570,696	$421,664
$0	$0	$0	2	less: Sales Returns & Allowances	$0	$0
$193.684	$78,244	$115,440	3	Net Sales	$570,696	$421,664
$61,726	$45,482	($16,244)	4	less: Cost of Goods Sold (Schedule ‘B’)	$210,538	$129,451
$131,958	$32,762	$99,196	5	Gross Profit	$360,158	$292,213
$1,296	$1,189	$107	6	Interest	$12,306	$800
$0		$0	7	Other Income:	$0
		$0	8
		$0	9

$133,254	$33,951	$99,303	10	Total Revenues	$372,464	$293,013
				Expenses:
$20,000	$20,000	$0	11	Compensation to Owner(s)/Officer(s)	$50,000	$20,000
$51,296	$51,295	$1	12	Salaries	$129,495	$51,295
$5,043	$4,462	$581	13	Commissions	$14,493	$12,038
		$0	14	Contract Labor	$1,475
				Rent/Lease:
		$0	15	Personal Property	$0
$15,628	$14,382	$1,246	16	Real Property	$30,010	$5,161
$16,649	$16,649	$0	17	Insurance	$45,168	$16,649
		$0	18	Management Fees	$0
$6,556	$5,989	$567	19	Depreciation	$15,977	$6,556
				Taxes:
$1,096	$1,000	$96	20	Employer Payroll Taxes	$2,511	$5,358
$0	$1,572	($1,572)	21	Real Property Taxes	$2,358	$0
		$0	22	Other Taxes	$0
		$0	23	Other Selling	$315
$36,334	$32,988	$3,346	24	Other Administrative	$74,165	$25,990
		$0	25	Interest Expense	($7,060)
$0		$0	26	Other Expenses:	$0
		$0	27
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$152,602	$148,337	$4,265	35	Total Expenses	$358,907	$143,048

($19,348)	($114,386)	($133,733)	36	Subtotal	$13,557	$149,965

				Reorganization Items:
($188,934)	($107,200)	$81,734	37	Professional Fees	($507,885)	($120,000)
$0		$0	38	Provisions for Rejected Executory Contracts	$0
$0		$0	39	Interest Earned on Accumulated Cash from	$0
$0				Resulting Chp 11 Case	$0
$0		$0	40	Gain or (Loss) from Sale of Equipment	$0
$0		$0	41	U.S. Trustee Quarterly Fees	$0	($4,875)
		$0	42

($188,934)	($107,200)	($81,734)	43	Total Reorganization Items	($507,885)	($124,875)

($208,282)	($221,586)	$13,304	44	Net Profit (Loss) Before Federal & State Taxes	($494,328)	$25,090
		$0	45	Federal & State Income Taxes

($208,282)	($221,586)	$13,304	46	Net Profit (Loss)	($494,328)	$25,090
Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):
Revised 1/1/98

Tvia, Inc.
Statement of Operations
(General Business Case)
For the month ended: 12/31/08
Explanation of Variance to Statement of Operations
(For variance greater than +/- 10% only)

1,3	Gross Sales	Predicting the exact time when Asia customers will place the orders during the quarter has high degree variability.

4	Less: Cost of Goods Sold	Related to the Asia sales.

5	Gross Profit	Related to the Asia sales. See sales note.

13	Commission	Related to the Asia sales. See sales note.

37	Professional fees	Legal expenses on bankruptcy case exceeded forecast.

BALANCE SHEET
(General Business Case)
For the Month Ended 12/31/08

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		3,112,684

2	Cash and cash equivalents — restricted

3	Accounts receivable (net)	A	$209,738

4	Inventory	B	$1,145,776

5	Prepaid expenses		356,965

6	Professional retainers		542,268

7	Other: Employee Receivables		—

8	Other: Intercompany Receivable

9	Total Current Assets		$5,367,431

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	Unknown

12	Furniture and fixtures	D	Unknown

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other: Software	D	Unknown

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24	Investments in Subsidiary		Unknown

25	Deposits		20,538

26

27

28	Total Other Assets		$20,538

29	Total Assets		$5,387,969

NOTE:	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		66,294

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$31,410

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		470,662

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Accrued Expenses		25,530

42	Other: Intercompany Payable		13,324

43

44	Total Current Liabilities		$607,220

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$607,220

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$37,240

49	General unsecured claims	F	$5,221

50	Total Pre-Petition Liabilities		$42,461

51	Total Liabilities		$649,681

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing

53	Capital Stock

54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		($494,328)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		($494,328)

60	Total Liabilities and Equity (Deficit)		$155,353

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due Post
	[Pre and Post Petition]	[Post Petition]	Petition Debt

Receivables and Payables Agings
0-30 Days	$170,300	$31,410

31-60 Days	$10,600

61-90 Days	$28,672

91+ Days	$892,673

Total accounts receivable/payable	$1,102,245	$31,410

Allowance for doubtful accounts	$892,507

Accounts receivable (net)	$209,738

Schedule B
Inventory/Cost of Goods Sold

		Inventory(ies)
		Balance at
Types and Amount of Inventory(ies)		End of Month	Cost of Goods Sold

			Inventory Beginning of Month		1,202,867

			Add —
Retail/Restaurants —			Net purchase

Product for resale			Direct labor		293

			Manufacturing overhead		$3,472

Distribution —			Freight in		470

Products for resale			Other:		400

Manufacture —

Raw Materials
Work-in-progress		$843,168	Less —

Finished goods		$5,648,585	Inventory End of Month		$1,145,776

			Shrinkage

Other — Explain		($5,345,977)	Personal Use

Inventory was reserved			Cost of Goods Sold		$61,726
TOTAL		$1,145,776

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes ☐ No ☑
How often do you take a complete physical inventory?			Valuation methods —
			FIFO cost	☐
Weekly	☐		LIFO cost	☑
Monthly	☐		Lower of cost or market	☐
Quarterly	☐		Retail method	☐
Semi-annually	☐		Other	☐
Annually	☑		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —

IT EQUIPMENT	$14,847	Unknown

ENGINEERING EQUIPMENT	$3,332	Unknown

SOFTWARE	$9,501	Unknown

TOOLING

Total	$27,681	Unknown

Furniture & Fixtures —
OFFICE FURNITURE & FIXTURE	$0	Unknown

Total	$0	Unknown

Office Equipment —

Total	$0	$0

Leasehold Improvements —

Total	$0	$0

Vehicles —

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local

Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification —	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes	$37,240	$37,240

Priority tax claims

General unsecured claims	$5,221	$5,221

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5
Bank	SVB	SVB	SVB	BOA

Account Type	Checking	Payroll	Money Market	Money Market

Account No.	3300627740	3300627736	3300627755	3755557986

Account Purpose	Issue Checks	Payroll	Savings	Savings	Petty Cash

Balance, End of Month	$23,478	$8,168	$224,517	$2,855,520	$1,000

Total Funds on Hand for all Accounts	$3,112,684

Attach copies of the month end bank statement(s), rcconciliation(s) and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 12/31/08

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	206,994	469,137

3	Interest Received	1,131	23,071

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	COBRA Payment	1,217	5,433

8	Dividend from Principal	166	166

9

10

11

12	Total Cash Receipts	209,508	497,807

	Cash Disbursements
13	Payments for Inventory	134,817	143,561

14	Selling

15	Administrative	33,740	60,182

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid

	Rent/Lease:
19	Personal Property

20	Real Property	3,882	7,764

	Amount Paid to Owner(s)/Officer(s)
21	Salaries	12,885	25,770

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements	2,377	2,555

25	Other

26	Salaries/Commissions (less employee withholding)	48,408	77,462

27	Management Fees

	Taxes:
28	Employee Withholding	21,004	48,340

29	Employer Payroll Taxes	1,096	2,511

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33	401K contribution, loans	6,133	13,895

34	Dependend medical insurance	308	616

35	Court approved retainer to law firms	150,000	150,000

36

37

38	Total Cash Disbursements:	414,650	532,657

39	Net Increase (Decrease) in Cash	(205,142)	(34,850)

40	Cash Balance, Beginning of Period	3,317,826	3,147,533

41	Cash Balance, End of Period	3,112,684	3,112,683

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended

		Actual	Cumulative
		Current Month	(Case to Date)
Cash flows from Operating Activities
1	Cash Received from Sales

2	Rent/Leases Collected

3	Interest Received

4	Cash Paid to Suppliers

5	Cash Paid for Selling Expenses

6	Cash Paid for Administrative Expenses

Cash Paid for Rents/Leases:
7	Personal Property

8	Real Property

9	Cash Paid for Interest

10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries

12	Draws

13	Commissions/Royalties

14	Expense Reimbursements

15	Other

Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax

17	Employee Withholdings

18	Real Property Taxes

19	Other Taxes

20	Cash Paid for General Expenses

21

22

23

24

25

26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items
28	Interest Received on Cash Accumulated Due to Chp 11 Case

29	Professional Fees Paid for Services in Connection with Chp 11 Case

30	U.S. Trustee Quarterly Fees

31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities
34	Capital Expenditures

35	Proceeds from Sales of Capital Goods due to Chp 11 Case

36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities
38	Net Borrowings (Except Insiders)

39	Net Borrowings from Shareholders, Partners, or Other Insiders

40	Capital Contributions

41	Principal Payments

42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

Payroll Totals

Earnings	Amount
Gross	35,758.46
SALARY	31,791.66
COMM 1	3,966.80
Total Gross	**35,758.46**

Federal Taxes		State/Local Taxes	
SS/Med	516.25	CA State	2,588.86
Fed Wt	7,070.95		
Total Withholdings			**10,176.06**

Deductions			
MEDDET	153.99	401K%%	554.17
CU401K	1,000.00	PAYMNT	-2,254.17
401KLN	700.00		
Total Deductions			**153.99**

Net Pay		
9	Chks	25,428.41
9	**Total Net**	**25,428.41**

Taxes

Tax Type	Deposit Responsibility	Total Taxes	Employer This Pay	Employee This Pay	Taxable Wages	# of Employees	Tax Rate	ID Number
Social Security/Medicare	ADP	1,032.50	516.25	516.25	35,604.47	5		943175152
Federal Withholding	ADP	7,070.95		7,070.95	34,050.30	5		943175152
Federal Deposit		**8,103.45**	**516.25**	**7,587.20**				
Federal Unemployment	ADP					5	.8000 %	943175152
CA State Income Tax	ADP	2,588.86		2,588.86	34,050.30	5		400-1469 8
CA Unemployment	ADP					5	6.1000 %	400-1469 8
CA Training Tax	ADP					5	.1000 %	400-1469 8
ADP Responsibility		**10,692.31**	**516.25**	**10,176.06**				
Total Taxes		**10,692.31**	**516.25**	**10,176.06**				

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	25,428.41			
Taxes - ADP Resp.	10,692.31			
ADP Invoice	60.71			
Cash Requirements	**36,181.43**	**3300627736**	**121140399**	

EASYPAY

Client: 3F0
TVIA INC

Payroll Summary

Run: 24
Week: 49
Qtr: 4
Page: 1

Payroll Earnings Amount F9doral Taxes Slate/Local Taxes Deductions &n bsp; Net Pay Totals Gross 35 ,756.46 SS/Msd 516.25 CA Slate 2 .588. 86 MEDDET 153.99 401 K%% 554 .17 9 Chks 25 ,42B 41 SALARY 31 .791.66 FedWt 7,070.95 CU401K 1 ,000.00 PAYMMT -2,254 .17 C0MM1 3 ,956.80 ¦401KLN 700.00 Total Gross 35, 758.46 Total With ho Id ings 10 176. 06 Total Deductions 153 .99 9 Total Net 25, 428. 41 ID Number 943175152 943175152 Taxes Tax Typo Social Security/Medicare Federal Withholding Tax Rale Deposit Total Taxes Employer EmployeQ Taxable Wages I tot Responsibility This Pay This Pay Employees ADP 1.032.50 516.25 516.25 35,60-3.47 5 ADP 7,070.95 7,070.95 34,050.30 5 Federal Deposit 8, 103 .45 516.25 7, 587.20 Federal Unemployrrent ADP ADP ADP 2 .5B8 .86 2 .58B.86 34,050.30 5 5 .8000% 943175152 400-1469 CA State Income Tax ADP 5 5 6.100D % .1000% 8 400-1469 8 CA Unemployment CA 400-1469 8 Training Tax ADP Responsibility 10, 692 .31 516.25 10, 176.06 Total Taxes 10, 692 .31 516.25 10, 176.06 Cash Amount Flow Checks 25,428.41 Summary Taxes — ADP Resp. 10,692.31 ADP Invoice 60.71 Cash Requirements 36,181.43 Account Number Bank Number Bank Name 121140399 3300627736 Messages We are responsible for depositing your payroll taxes listed above. Client: 3F0 TVIA INC Payroll Summary Period Covered: 12/01/2008 — 12/15/2008 Run: 24 Check Date: 12/15/2008 Week: 49 Qtr: 4 Page: 1

Payroll Totals

Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay		
Gross	39,291.66	SS/Med	579.34	CA State	2,720.97	MEDDET	153.99	401K%%	2,179.17	9	Chks	28,309.41
SALARY	31,791.66	Fed Wt	7,527.95			CU401K	1,000.00	PAYMNT	-3,879.17			
BONUS1	7,500.00					401KLN	700.00					
PRMCE	816.00											
Total Gross	**39,291.66**	**Total Withholdings**			**10,828.26**	**Total Deductions**			**153.99**	**9**	**Total Net**	**28,309.41**

Taxes

Tax Type	Deposit Responsibility	Total Taxes	Employer This Pay	Employee This Pay	Taxable Wages	# of Employees	Tax Rate	ID Number
Social Security/Medicare	ADP	1,158.68	579.34	579.34	39,953.67	5		943175152
Federal Withholding	ADP	7,527.95		7,527.95	36,774.50	5		943175152
Federal Deposit		**8,686.63**	**579.34**	**8,107.29**				
Federal Unemployment	ADP					5	.8000 %	943175152
CA State Income Tax	ADP	2,720.97		2,720.97	36,774.50	5		400-1469 8
CA Unemployment	ADP					5	6.1000 %	400-1469 8
CA Training Tax	ADP					5	.1000 %	400-1469 8
ADP Responsibility		**11,407.60**	**579.34**	**10,828.26**				
Total Taxes		**11,407.60**	**579.34**	**10,828.26**				

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	28,309.41			
Taxes - ADP Resp.	11,407.60			
ADP Invoice	60.71			
Cash Requirements	**39,777.72**	3300627736	121140399	

ADP EASYPAY

Client: 3F0
TVIA INC

Payroll Summary

Run: 25
Week: 50
Qtr: 4
Page: 1

Payroll Earnings Amount Fedaral Taxes State/Local TaxBs Doducilons &n bsp; NgI Pay Totals Gross 39 ,291.66 SS/Msd 579.34 CA Stale 2,720.97 MEDDET 153.99 401 K%% 2 ,179 17 9 Chks 28 ,309 .41 SALARY 31 ,791.66 FedWt 7.527.95 CU401K 1,000.00 PAYMWT -3 ,879. 17 BONUS1 7 ,500.00 401KLN 700.00 PRMCE 816.00 Total Gross 39, 291.66 Total Withholdings 10,828.26 Total Deductions 153. 99 9 Total Not 28, 309 .41 Employer This Pay Employee This Pay Tax Typo Taxes #of Employees Total Taxes Taxable Wages Tax Rate ID Number Doposil Responsibility Social ADP ADP 1,158.66 7,527.95 579,34 579.34 7,527.95 39.953.67 36,774.50 5 5 9431751&2 943175152 Security/Medicare Federal Withholding Federal Deposit 8,686.63 579.34 8,107.29 Federal ADP ADP ADP ADP 2,720.97 2,720.97 36,774.50 5 5 .6000% 943175152 400-1469 Unemployrrent CA 5 5 6.1000% .TOOD % 8 400-1469 8 State fncorre Tax CA 400-1469 S Unemployment CA Training Tax ADP Responsibility 11,407.60 579.34 10,828.25 Total Taxes 11,407.60 579.34 10,828.26 Amount Flow Checks 28.309.41
Summary Taxes ADP Res 11,407.60 ADP Invoice 60.71 Cash Requirements 39,777.72 Account Number Bank Number Bank Nams 121140399 3300627736 Messages We are responsible for depositing your payroll taxes listed above. Client: 3F0 TVIA INC Payroll Summary Period Covered: 12/16/2008 — 12/31/2008 Run: 25 Check Date: 12/29/2008 Week: 50 Qtr: 4 Page: 1

Bank of America

Account Number 3755557986
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

Page 1 of 2

Bankruptcy Case Number:0855860

MONEY MARKET SAVINGS

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	3	Amount of Deposits/Credits	2,855,751.53
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	10.00
		Statement Ending Balance	2,855,741.53
Number of Enclosures	0		
		Service Charge	10.00

Interest Information

A nt of Interest Paid	939.90	Interest Paid Year-to-Date	939.90
Annual Percentage Yield Earned	.40%		

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/01		100.00	CA ITEM PROCESSING DEPOSIT	158100960330373
12/02		2,854,711.63	WIRE TYPE:WIRE IN DATE: 081202 TIME:1120 ET TRN:2008120200121208 SEQ:2008120200010074/000933 ORIG:TVIA, INC. ID:DE2645 SND BK:STATE STREET BOST ON ID:011000028 PMT DET:0590000000068069TVIA, INC. AS DEBTOR IN POSSESSION WIRE TO BANK OF AMERICA	00370121208
12/31		939.90	INTEREST PAID ON 34 DAYS AVERAGE COLLECTED BALANCE OF $2,518,942.44	09840005443

Withdrawals and Debits

Other Debits

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/03	2,854,801.63	2,854,801.63
12/01	100.00	.00	12/31	2,855,741.53	2,855,741.53
12/02	2,854,801.63	2,854,795.63			

Recycled Paper

CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406 Account Number 3755557986 01 01 152 01 M0000 Eft D Last Statement: NEW ACCOUNT This Statement: 12/31/2008 Customer Service 1-800-342-7722 TVIA, INC. DEBTOR IN POSSESSION 08-55860 4800 GREAT AMERICAN PKWY. SANTA CLARA CA 95054 Page 1 of 2 Bankruptcy Case Number:0855860 MONEY MARKET SAVINGS Account Summary Information Statement Period 00/00/0000 Number of Deposits/Credits Number of Checks Number of Other Debits 12/31/2008 0 1 Statement Beginning Balance Amount of Deposits/Credits Amount of Checks Amount of Other Debits Statement Ending Balance .00
2,855,751.53 .00 10.00 2,855,741.53 Number of Enclosures 0 Service Charge Interest Information 10.00 A nt of Interest Paid Annual Percentage Yield Earned 939.90 .40% Interest Paid Year-to-Date 939.90 Deposits and Credits Date Customer Posted Reference Amount Description Bank Reference 12/01 12/02 12/31 100.00 2,854,711.63 939.90 CA ITEM PROCESSING DEPOSIT WIRE TYPErWIRE IN DATE: 081ZD2 TIME:1120 ET TRN:200B1202001Z1208 SEQ:200B1202D0010074/000933 DRIG:TVIA, INC. ID:DE2645 SND BK:STATE STREET BOST ON ID:01100DOZ8 PHT DETrD59Q000000068069TVIA, INC. AS DEBTOR IN POSSESSION WIRE TO BANK OF AMERICA INTEREST PAID ON 31 DAYS AVERAGE COLLECTED BALANCE OF $2,518,942.44 158100960330373 00370121208 09840005443 Withdrawals and Debits Other Debits Amount Description Bank Reference Date Posted Customer Reference 12/02 1 10.00 INCOMING DOMESTIC WIRE Dailv Balances 09980200011 Date Ledeer Balance Collected Balance Date Ledser Balance Collected Balance 00/00 .00 .00 12/03 12/01 10D .00 .00 12/31 12/02 2, 854 ,801 .63 z, B54 ,795 .63 2,854,BD1.63 2,855,741.53 2,854,801.63 2,B55,741.53

CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406	Account Number 01 01 152 01 M0000 Last Statement: This Statement:	3755557986 E# 0 NEW ACCOUNT 12/31/2008

	Customer Service 1-800-342-7722

TVIA, INC.

	Page 2 of 2

		Bankruptcy Case Number:	0855860
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Pam Ding

From:	Taggart, Shannon L [Shannon.L. Taggart@bankofamerica.com]
Sent:	Thursday, January 08, 2009 4:26 PM
To:	Pam Ding
Subject:	Interest
Pam,
The Interest from 12/2-12/31 $718.86
1/1-1/7 $191.69
Shannon Taggart
Bank of America
Senior, Treasury Services Advisor
Global Treasury Services
Office: (800) 342-7722 X52712
Fax: (800) 284-5835
shannon.l.taggart@bankofamerica.com
E-mail preferences
This is a service e-mail from Bank of America. Please note that you may receive service e-mail in accordance with your Bank of America service agreements, whether or not you elect to receive promotional e-mail.
Replying to this this e-mail
Please do not reply to this e-mail with sensitive information, such as an account number, PIN, password, or ID. The security and confidentiality of your personal information is important to us. If you have any questions, please call your client service advisor.
Privacy and security
Keeping your financial information secure is one of our most important responsibilities. You can learn how Bank of America keeps your personal information secure and how you can help protect yourself.
Bank of America E-mail, 8th Floor, 101 South Tryon St., Charlotte, NC 28255-0001
1/12/2009

System :	1/12/2209 12:47:22 PM	TVIA US GL	Page: 1
User Date:	1/12/2009	VENDOR CHECK REGISTER REPORT Payables Management	User ID: pding

Ranges:	From:	To:		From:	To:
Check Number	First	Last	Check Date	12/1/2008	12/31/2008
Vender ID	First	Last	Checkbook ID	First	Last
Vendor Name	First	Last

Sorted By: Check Date
* Voided Checks

Check Number	Vendor ID	Vendor Check Name	Check Date	Checkbook ID	Audit Trail Code	Amount

15033	ATT03	AT&T	12/1/2008	SVB DIP CKING	PMCHK00000523	$369.95
15034	ATC06	AT&T Long Distance	12/1/2008	SVB DIP CKING	PMCHK00000523	$560.42
15035	BSN01	Banc of America Leasing	12/1/2008	SVB DIP CKING	PMCHK00000523	$248.37
15036	BAY01	Bay Area Internet Solutions -	12/1/2008	SVB DIP CKING	PMCHK00000523	$1,920.00
15037	B0002	ANTHEM BLUE CROSS	12/1/2008	SVB DIP CKING	PMCHK00000523	$4,516.00
15038	CON01	Jan-Pro Cleaning Systems	12/1/2008	SVB DIP CKING	PMCHK00000523	$595.00
15039	COP01	COPOWER	12/1/2008	SVB DIP CKING	PMCHK00000523	$807.30
15040	PAC01	AT&T	12/1/2008	SVB DIP CKING	PMCHK00000523	$1,655.54
15041	UNI02	UNISHIPPERS SJO	12/1/2008	SVB DIP CKING	PMCHK00000523	$205.08
15043	BAR01	Margaret Baran	12/2/2008	SVB DIP CKING	PMCHK00000524	$112.43
15042	48001	4800 GAP Associates, LLC	12/2/2008	SVB DIP CKING	PMCHK00000524	$3,882.00
15045	AME08	American stock Transfer & Trus	12/5/2008	SVB DIP CKING	PMCHK00000525	$1,300.00
15044	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	12/5/2008	SVB DIP CKING	PMCHK00000525	$124.00
15047	LEG02	Legal Service Solutions	12/5/2008	SVB DIP CKING	PMCHK00000525	$237.50
15048	PAC05	Pacific Gas and Electric Compa	12/5/2008	SVB DIP CKING	PMCHK00000525	$456.97
15049	REC01	RECALL SECURE DESTRUCTION SERV	12/5/2008	SVB DIP CKING	PMCHK00000525	$97.05
15046	CIT03	CITY OF SANTA CLARA	12/5/2008	SVB DIP CKING	PMCHK00000525	$1,018.70
15050	1-801	1-800-CONFERENCE(R)	12/18/2008	SVB DIP CKING	PMCHK00000526	$136.39
15051	ATT06	AT&T Long Distance	12/18/2008	SVB DIP CKING	PMCHK00000526	$64.76
15052	CAM01	CAMPEAU GOODSELL SMITH LAW CO.	12/18/2008	SVB DIP CKING	PMCHK00000526	$75,000.00
15053	COR03	Cor-O-Van Moving & Storage, In	12/18/2008	SVB DIP CKING	PMCHK00000526	$3,213.03
15054	CRE02	Crest Financial Services	12/18/2008	SVB DIP CKING	PMCHK00000526	$1,200.00
15059	DEC01	The Deckard Law Firm	12/18/2008	SVB DIP CKING	PMCHK00000526	$75,000.00
15055	DIN01	DING, HONG PING	12/18/2008	SVB DIP CKING	PMCHK00000526	$104.13
15056	KON03	Konica Minolta Business	12/18/2008	SVB DIP CKING	PMCHK00000526	$387.85
15057	PAC01	AT&T	12/18/2008	SVB DIP CKING	PMCHK00000526	$2,652.91
15058	POR01	PORAT, ELI	12/18/2008	SVB DIP CKING	PMCHK00000526	$2,555.32
15061	BAR01	Margaret Baran	12/23/2008	SVB DIP CKING	PMCHK00000527	$209.96
15062	PAC01	AT&T	12/23/2008	SVB DIP CKING	PMCHK00000527	$350.19
15060	BTE01	BT Express Liquidators Inc	12/23/2008	SVB DIP CKING	PMCHK00000527	$1,500.00
15066	PUB01	Public Storage	12/23/2008	SVB DIP CKING	PMCHK00000528	$319.00
15065	COP01	COPOWER	12/23/2008	SVB DIP CKING	PMCHK00000528	$822.03
15064	BLU02	ANTHEM BLUE CROSS	12/23/2008	SVB DIP CKING	PMCHK00000528	$3,988.00
15063	48001	4800 GAP Associates, LLC	12/23/2008	SVB DIP CKING	PMCHK00000528	$3,882.00
15067	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	12/31/2008	SVB DIP CKHB	PMPAY00000221	$134,817.23

Total Checks:	35				Total Amount of Checks:	$324,309.11

Statement of Account

PAGE 1 THIS STATEMENT DATE 12-31-08 LAST STATEMENT DATE 11-30-08 ACCOUNT NUMBER 3300627755 ENCLOSURE DEBITS
TVIA INC
AS DEBTOR IN POSSESSION MMA
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627755                    MONEY MARKET ACCOUNT

PREVIOUS BALANCE	11-30-08	257,464.47
+DEPOSITS/CREDITS	5	206,994.00
-CHECKS/DEBITS	2	240,000.00
-SERVICE CHARGE		.00
+INTEREST PAID		58.78
CURRENT BALANCE		224,517.25
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
12-02	1	DEPOSIT	5600.00
12-05	32	WIRE IN 081205B108984C001017 200834000353, ORG GENIATECH (HK) CO LIMITED; OBI TVI5725 1000P	3760.00
12-10	35	WIRE IN 083450070300 200834500703; ORG SHIJIAN ELECT RON CO., LIMITED	13979.00
12-22	318173	BOOK TRANSFER DEBIT TO ACCOUNT 3300627740	90000.00-
12-26	30	WIRE IN 081226B1Q9182C001164 200836100263; ORG KANEMATSU CORPORATION; OBI COST OF GOODS; REF	177840.00
12-29	35	WIRE IN 081229B1Q8983C000951 200836400236; ORG MR GAO BINGHA I; OBI SHENZHEN LENKENG; REF TT	5815.00
12-31	324539	BOOK TRANSFER DEBIT TO ACCOUNT 3300627740	150000.00-
12-31	999	INTEREST PAYMENT	58.78
INTEREST RATE SUMMARY

DATE	RATE	DATE	RATE	DATE	RATE
11-30.250
INTEREST SUMMARY

Interest Earned 12/01/08 Through 12/31/08
Days in statement Period	31
Interest Earned	58.78
Annual Percentage Yield Earned	.25%
Interest Paid this Year	84.11
Interest Withheld this Year	.00
DAILY BALANCE SUMMARY

DATE	BALANCE
11-30	257464.47
12-10	280803.47
12-29	374458.47
12-02	263064.47
12-22	190803.47
12-31	224517.25
12-05	266824.47
12-26	368643.47
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
Illegible

1

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a translate listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your Illegible, question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year, made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member, Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07

Statement of Account

THIS STATEMENT DATE 12-31-08
LAST STATEMENT DATE 11-30-08
ACCOUNT NUMBER 3300627736

ENCLOSURE DEBITS 22
TVIA INC
AS DEBTOR IN POSSESSION PAYROL
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627736                    BUSINESS CHECKING

PREVIOUS BALANCE	11-30-08	21,242.73
+DEPOSITS/CREDITS	2	77,000.00
-CHECKS/DEBITS	29	90,074.94
-SERVICE CHARGE		.00
CURRENT BALANCE		8,167.79
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
12-11	307370	BOOK TRANSFER’ CREDIT	37000.00
		FROM ACCOUNT 3300627740
12-12	33	WIRE OUT 081212L1B77D1C000750	10692.31	-
		200834703144; BNF DEUTSCHE BANK TRUST COMPANY AMERICA;OBI FOR
12-24	318267	BOOK TRANSFER CREDIT	40000.00
		FROM ACCOUNT 3300627740
12-24	31	WIRE OUT 081224L1B77D1C000026	11407.60	-
		200835900171; BNF DEUTSCHE BANK TRUST COMPANY AMERICA; OBI FOR
12-26	13	ANALYSIS SERVICE CHARGE	38.41	-
EFT ACTIVITY

DATE	TRACER	DESCRIPTION	AMOUNT
12-03	2338	ADP PAYROLL FEES ADP — FEES TVIA INC	55.11	-
12-10	2345	ADP PAYROLL FEES ADP — FEES TVIA INC	26.00	-
12-17	2352	ADP PAYROLL FEES ADP — FEES TVIA INC	60.71	-
12-24	2359	ADP PAYROLL FEES ADP — FEES TVIA INC	60.71	-
CHECKS PAID

SERIAL #	DATE	AMOUNT
10038	12-08	6442.46
10039	12-02	4520.10
10040	12-02	3627.36
10041	12-01	3434.70
10042	12-02	2541.23
10043	12-17	700.00
10044	12-17	554.17
10045	12-17	1000.00
10046	12-18	6442.46
10047	12-16	4520.09
10048	12-16	3627.37
10049	12-18	3434.70
10050	12-17	2541.23
10051	12-17	2608.39
10052	12-24	700.00
10053	12-24	2179.17
10054	12-24	1000.00
10056*	12-30	4499.18
10057	12-30	5285.72
10058	12-31	2534.25
10059	12-31	3413.77
10060	12-30	2127.74
DAILY BALANCE SUMMARY

DATE	BALANCE
11-30	21242.73
12-03	7064.23
12-11	37595.77
12-17	11291.50
12-26	26028.45
12-01	17808.03
12-08	621.77
12-12	26903.46
12-18	1414.34
12-30	14115.81
12-02	7119.34
12-10	595.77
12-16	18756.00
12-24	26066.86
12-31	8167.79
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
Illegible

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a translate listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your Illegible, question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year, made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member, Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07

TVIA INC

#10038 Paid 12/08/08 $6,442.46

#10039 Paid 12/02/08 $4,520.10

TVIA INC

THREE THOUSAND FOUR HUNDRED THIRTY FOUR DOLLARS AND 70 CENTS

#10041 Paid 12/01/08 $3,434.70

#10042 Paid 12/02/08 $2,541.23

#10043 Paid 12/17/08 $700.00

#10044 Paid 12/17/08 $554.17

#10045 Paid 12/17/08 $1,000.00

TVIA INC

#10046 Paid 12/18/08 $6,442.46

#10047 Paid 12/16/08 $4,520.09

TVIA INC

THREE THOUSAND SIX HUNDRED TWENTY SEVEN DOLLARS AND 37 CENTS

#10048 Paid 12/16/08 $3,627.37

#10049 Paid 12/18/08 $3,434.70

#10050 Paid 12/17/08 $2,541.23

#10051 Paid 12/17/08 $2,608.39

#10052 Paid 12/24/08 $700.00

#10053 Paid 12/24/08 $2,179.17

#10054 Paid 12/24/08 $1,000.00

#10056 Paid 12/30/08 $4,499.18

#10057 Paid 12/30/08 $5,285.72

#10058 Paid 12/31/08 $2,534.25

#10059 Paid 12/31/08 $3,413.77

Statement of Account

PAGE 1 THIS STATEMENT DATE 12-31-08 LAST STATEMENT DATE 11-30-08 ACCOUNT NUMBER 3300627755 ENCLOSURE DEBITS
TVIA INC
AS DEBTOR IN POSSESSION MMA
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627740                    BUSINESS CHECKING

PREVIOUS BALANCE	11-30-08	191,712.31
+DEPOSITS/CREDITS	3	241,383.14
-CHECKS/DEBITS	45	193,362.90
-SERVICE CHARGE		.00
CURRENT BALANCE		239,732.55
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
12-11	307370	BOOK TRANSFER DEBIT	37000.00-
		TO ACCOUNT 3300627736
12-18	1	DEPOSIT	1383.14
12-22	318173	BOOK TRANSFER CREDIT	90000.00
		FROM ACCOUNT 3300627755
12-24	318267	BOOK TRANSFER DEBIT	40000.00-
		TO ACCOUNT 3300627736 '
12-31	324539	BOOK TRANSFER CREDIT	150000.00
		FROM ACCOUNT 3300627755
CHECKS PAID

SERIAL #	DATE	AMOUNT
15003	12-02	31.16
15005*	12-03	347.55
15007*	12-03	108.37
15009*	12-03	351.45
15011*	12-02	133.83
15012	12-03	120.00
15015*	12-02	303.00
15016	12-01	356.22
15017	12-05	640.00
15021*	12-01	5508.34
15022	12-02	308.42
15023	12-02	100.00
15033*	12-08	369.95
15034	12-16	560.42
15035	12-10	248.37
15036	12-05	1920.00
15037	12-11	4516.00
15038	12-09	595.00
15039	12-05	807.30
15040	12-15	1655.54
15041	12-08	205.08
15042	12-05	3882.00
15043	12-15	112.43
15044	12-08	124.00
15045	12-12	1300.00
15046	12-10	1018.70
15047	12-09	237.50
15048	12-11	456.97
15049	12-11	97.05
15050	12-29	136.39
15051	12-29	64.76
15053*	12-22	3213.03
15054	12-26	1200.00
15055	12-22	104.13
15056	12-30	387.85
15057	12-23	2652.91
15059*	12-26	75000.00
15060	12-30	1500.00
15061	12-29	209.96
15062	12-29	350.19
15064*	12-31	3988.00
15065	12-29	822.03
15066	12-31	319.00
DAILY BALANCE SUMMARY

DATE	BALANCE
11-30	191712.31
12-03	184043.97
12-09	175263.14
12-12	130626.05
12-18	129680.80
12-24	173710.73
12-30	94039.55
12-01	185847.75
12-05	176794.67
12-10	173996.07
12-15	128858.08
12-22	216363.64
12-26	97510.73
12-31	239732.55
12-02	184971.34
12-08	176095.64
12-11	131926.05
12-16	128297.66
12-23	213710.73
12-29	95927.40
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
Illegible

2

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a translate listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your Illegible, question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year, made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member, Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07

#15003 Paid 12/02/08 $31.16

#15005 Paid 12/03/08 $347.55

#15007 Paid 12/03/08 $108.37

#15009 Paid 12/03/08 $351.45

#15011 Paid 12/02/08 $133.83

#15012 Paid 12/03/08 $120.00

#15015 Paid 12/02/08 $303.00

#15016 Paid 12/01/08 $356.22

#15017 Paid 12/05/08 $640.00

#15021 Paid 12/01/08 $5,508.34

#15022 Paid 12/02/08 $308.42

#15023 Paid 12/02/08 $100.00

#15033 Paid 12/08/08 $369.95

#15034 Paid 12/16/08 $560.42

#15035 Paid 12/10/08 $248.37

#15036 Paid 12/05/08 $1,920.00

#15037 Paid 12/11/08 $4,516.00

#15038 Paid 12/09/08 $595.00

#15039 Paid 12/05/08 $807.30

#15040 Paid 12/15/08 $1,655.54

#15041 Paid 12/08/08 $205.08

#15042 Paid 12/05/08 $3,882.00

#15043 Paid 12/15/08 $112.43

#15044 Paid 12/08/08 $124.00

#15045 Paid 12/12/08 $1,300.00

#15046 Paid 12/10/08 $1,018.70

#15047 Paid 12/09/08 $237.50

#15048 Paid 12/11/08 $456.97

#15049 Paid 12/11/08 $97.05

#15050 Paid 12/29/08 $136.39

#15051 Paid 12/29/08 $64.76

#15053 Paid 12/22/08 $3,213.03

#15054 Paid 12/26/08 $1,200.00

#15055 Paid 12/22/08 $104.13

#15056 Paid 12/30/08 $387.85

#15057 Paid 12/23/08 $2,652.91

#15059 Paid 12/26/08 $75,000.00

#15060 Paid 12/30/08 $1,500.00

#15061 Paid 12/29/08 $209.96

#15062 Paid 12/29/08 $350.19